Exhibit 10.2

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           J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                  PURCHASER,

                                    CIBC INC.

                                    SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of June 20, 2006

                              $1,073,803,608.47

                          Fixed Rate Mortgage Loans

                              Series 2006-CIBC15

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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of June 20, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and CIBC Inc., as seller ("CIBC" or the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of June 20, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Wells Fargo Bank, National Association, as master servicer ("Master Servicer"), J.E. Robert Company, Inc., as special servicer ("Special Servicer") and LaSalle Bank National Association as trustee (in such capacity, the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of June 12, 2006, between the Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor an amount equal to $363,895.92, which amount represents the aggregate amount of interest that would have accrued at the related Net Mortgage Rates during the Due Period ending in July 2006, for those Mortgage Loans that do not have their first Monthly Payment due until August 2006. The Depositor will sell the Class A-1, Class A-3, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-1, Class X-2, Class B, Class C and Class D Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement dated June 12, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. ("CIBCWMC") and Morgan Stanley & Co. Incorporated (together with JPMSI, and CIBCWMC, the "Underwriters"), and the Depositor will sell the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated June 12, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $1,091,645,108.19 (which amount is inclusive of accrued interest) in immediately available funds minus the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3, B and D thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3, B and D thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2, A-3, B and D thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2, A-3, B and D thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 12, 2006 among the Purchaser, the Seller and the Dealers (the "Indemnification Agreement").

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                  (i) it is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware;

                  (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iii) it has the power to execute, deliver and perform this Agreement;

                  (iv) it is duly qualified to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                  (v) the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

                  (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

                  (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                  (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation;

                  (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

                  (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to the Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                  (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                  (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                  (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                  (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                  (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                  (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                  (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that, if such Breach or Defect is capable of being cured but not within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro forma or specimen title insurance policy) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months from the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

                  (i) copies of the Seller's certificate of incorporation and by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

                  (ii) a certificate as of a recent date of the Secretary of State of the State of Delaware to the effect that the Seller is duly organized, existing and in good standing in the State of Delaware;

                  (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a corporation duly organized, validly
            existing and in good standing under the laws of the State of Delaware;

                  (B) the Seller has the corporate power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's certificate of incorporation or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with the State of Delaware or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                  (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, CIBC Inc., 300 Madison Avenue, 8th Floor, New York, New York 10017, Attention: Real Estate Finance Group, telecopy number: (212) 667-5676 and
(iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                 * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.

                                       By:/s/ Charles Y. Lee
                                          --------------------------------------
                                          Name: Charles Y. Lee
                                          Title: Vice President



                                       CIBC INC.


                                       By:/s/ Todd H. Roth
                                          --------------------------------------
                                          Name: Todd H. Roth
                                          Title: Authorized Signatory

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


JPMCC 2006-CIBC15
Mortgage Loan Schedule (CIBC)

       Loan #
----   ------
CIBC        4
CIBC     4.01
CIBC     4.02
CIBC     4.03
CIBC     4.04
CIBC     4.05
CIBC     4.06
CIBC     4.07
CIBC     4.08
CIBC     4.09
CIBC      4.1
CIBC     4.11
CIBC     4.12
CIBC        5
CIBC        6
CIBC     6.01
CIBC     6.02
CIBC     6.03
CIBC     6.04
CIBC        7
CIBC        8
CIBC       16
CIBC       17
CIBC       20
CIBC       21
CIBC       22
CIBC       23
CIBC       24
CIBC       26
CIBC    26.01
CIBC    26.02
CIBC    26.03
CIBC    26.04
CIBC    26.05
CIBC       27
CIBC       29
CIBC    29.01
CIBC    29.02
CIBC    29.03
CIBC    29.04
CIBC       30
CIBC       31
CIBC       32
CIBC    32.01
CIBC    32.02
CIBC    32.03
CIBC       33
CIBC       36
CIBC       37
CIBC       38
CIBC       41
CIBC       42
CIBC       43
CIBC       45
CIBC       46
CIBC       49
CIBC       50
CIBC       51
CIBC       52
CIBC       53
CIBC    53.01
CIBC    53.02
CIBC       54
CIBC       56
CIBC       59
CIBC       60
CIBC       63
CIBC       65
CIBC       67
CIBC       68
CIBC       76
CIBC       77
CIBC       79
CIBC       80
CIBC       81
CIBC       84
CIBC       86
CIBC       89
CIBC       92
CIBC       95
CIBC       96
CIBC       97
CIBC       98
CIBC       99
CIBC      100
CIBC      105
CIBC      106
CIBC      109
CIBC      110
CIBC      111
CIBC      113
CIBC      115
CIBC      116
CIBC      118
CIBC      119
CIBC      120
CIBC      121
CIBC      122

       Mortgagor Name
----   -----------------------------------------------------------------------------------------------------------------------------
CIBC   FPG-STIP Greenville, LLC, FPG-STIP Hagerstown, LLC, FPG-STIP Austin, LP, FPG-STIP Lewisville, LP, FPG-STIP Mason, LLC,
       FPG-STIP Fayetteville, LLC, FPG-STIP Clearwater, LLC, FPG-STIP Irving, LP, FPG-STIP Knoxville, LLC, FPG-STIP Claremont, LLC,
       FPG-STIP Middlesboro, LLC, FPG-STIP
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC   LIC Crown Fee Owner LLC and LIC Crown Leasehold Owner LLC
CIBC   Martinsburg Mall LLC, Shenango Valley Mall LLC, Bradley Square Mall LLC, Mount Berry Square Mall LLC
CIBC
CIBC
CIBC
CIBC
CIBC   The Scottsdale Plaza Resort, L.L.C.
CIBC   Carmel Indy Properties, LLC
CIBC   Avenue P Venture, LLC and Brody Newark, LLC
CIBC   Columbia Properties Williamsburg, LLC
CIBC   Columbia Properties Knoxville, LLC
CIBC   Denver Realty Associates LLC
CIBC   CP Jackson, LLC
CIBC   EA Morgantown, LLC
CIBC   Collington Plaza LLC
CIBC   Greene Keystone LLC, Hamilton Keystone LLC, Olde Cape Keystone LLC, Woodcrest Keystone LLC, & Waterstone Keystone LLC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC   Columbia Properties Orlando, LLC
CIBC   WB (U.S.) Portfolio, L.P.
CIBC
CIBC
CIBC
CIBC
CIBC   4725-34 Associates LLC
CIBC   Precision Estates, LLC
CIBC   Corning Big Flats LLC, STI05 Franklin NJ LLC, and YorkTC05 Eatontown NJ LLC
CIBC
CIBC
CIBC
CIBC   AG/Virtu Vintage Park, L.L.C.
CIBC   BOBS (CT) QRS 16-25, Inc.
CIBC   Woodbridge Hotel Investors Inc.
CIBC   NTK Hotel Group II, LLC
CIBC   Value Way Distribution, LLC
CIBC   Hilcom Partners, Ltd.
CIBC   Paragon 150 Pierce Street, L.L.C.
CIBC   Southington/Route 10 Associates Limited Partnership
CIBC   Chase Crossroads Waterford Square, LLC
CIBC   TMI Hotel LLC
CIBC   Indy Associates of Virginia, L.L.C.
CIBC   Boyd Market Center, Inc.
CIBC   Beverly Place Partners, LLC
CIBC   Amherst Plaza, LLC, Park Center, LLC and Park Center 2, LLC
CIBC
CIBC
CIBC   Walnutport Associates, L.P.
CIBC   Stagecoach Apartment Development, Ltd.
CIBC   Sun City Promenade LLC
CIBC   243 North Meridian, LLC
CIBC   Big Lots Plaza Limited
CIBC   609 Science Drive, LLC
CIBC   Signature First, LLC
CIBC   EJ Codd Waterway, LLC
CIBC   Corporate Center V LLC
CIBC   Shiron Rainbow LLC
CIBC   Noro Stonecrest Village, LLC
CIBC   SK West Killeen, L.P. and Susac-Williams II, LP
CIBC   New Berlin Retail, LLC and New Berlin, WI Limited Partnership
CIBC   Nye Square Limited Partnership
CIBC   Sun Valley Mesquite Apartments, LLC
CIBC   SW Kirkwood, L.P.
CIBC   Redford Center I, LLC, Redford Center II, LLC and Redford Center III, LLC
CIBC   7 Broadway Place, LLC
CIBC   Lausch Lane Associates, LP
CIBC   Realmark-Wayne, L.L.C.
CIBC   Aurum L.L.C.
CIBC   Rancho Viewridge Executive Center, LLC
CIBC   Humble Partners Limited Partnership
CIBC   Voorhees Realty Associates, LLC
CIBC   Premier Storage Solutions of West Islip, LLC
CIBC   The Eureka 331 Properties, LP
CIBC   AWG Mt. Washington Portfolio, L.P.
CIBC   AP-Amsterdam 2917 Grand Concourse LLC
CIBC   AP-Amsterdam 1973 Amsterdam LLC
CIBC   Nye Road Partners, LLC
CIBC   AP-Amsterdam 2715 Webb LLC
CIBC   The Royal Pines 330-331 Eureka Properties, LP
CIBC   City Station Realty Associates, LLC
CIBC   AP-Amsterdam 505 West 161st LLC
CIBC   AP-Amsterdam 526 West 161st LLC
CIBC   AP-Amsterdam 529 West 151st LLC

       Property Address                    City                 State     Zip Code   County
----   ---------------------------------   ------------------   -------   --------   ------------------------
CIBC   Various                             Various              Various    Various   Various
CIBC   130 Commerce Center                 Greenville           SC           29615   Greenville
CIBC   2000-2020 Westridge Drive           Irving               TX           75038   Dallas
CIBC   1301 Ridgeview Drive                Lewisville           TX           75057   Denton
CIBC   880 Technology Drive                Fayetteville         NC           28306   Cumberland
CIBC   5155 Financial Way                  Mason                OH           45040   Warren
CIBC   1307 Smith Road                     Austin               TX           78721   Travis
CIBC   1704 Midpark Road                   Knoxville            TN           37921   Knox
CIBC   14015-55 U.S. Highway 19 North      Clearwater           FL           33764   Pinellas
CIBC   272 River Road                      Claremont            NH           03743   Sullivan
CIBC   19224 Longmeadow Road               Hagerstown           MD           21742   Washington
CIBC   4060 Business Park Drive            Columbus             OH           43204   Franklin
CIBC   804 South 23rd Street               Middlesboro          KY           40965   Bell
CIBC   47-44 31st Street                   Long Island City     NY           11101   Queens
CIBC   Various                             Various              Various    Various   Various
CIBC   800 Foxcroft Avenue                 Martinsburg          WV           25401   Berkeley
CIBC   993 Mount Berry Square Northeast    Rome                 GA           30165   Floyd
CIBC   3303 East State Street              Hermitage            PA           16148   Mercer
CIBC   200 Paul Huff Parkway Northwest     Cleveland            TN           37312   Bradley
CIBC   7200 North Scottsdale Road          Scottsdale           AZ           85253   Maricopa
CIBC   10330 North Meridian Street         Indianapolis         IN           46290   Hamilton
CIBC   340-406 Avenue P                    Newark               NJ           07105   Essex
CIBC   50 Kingsmill Road                   Williamsburg         VA           23185   James City
CIBC   500 South East Hill Avenue          Knoxville            TN           37915   Knox
CIBC   10 Weaver Road                      Denver               PA           17517   Lancaster
CIBC   200 East Amite Street               Jackson              MS           39201   Hinds
CIBC   1000 District Drive                 Morgantown           WV           26505   Monongalia
CIBC   3500 Crain Highway                  Bowie                MD           20716   Prince Georges
CIBC   Various                             Various              Various    Various   Various
CIBC   2755 Merlin Lake Drive              Indianapolis         IN           46229   Marion
CIBC   1250 Kelburn Road                   Columbus             OH           43227   Franklin
CIBC   5420-B Lonsdale Place North         Columbus             OH           43232   Franklin
CIBC   480-C Candlestick Court             Galloway             OH           43119   Franklin
CIBC   3425 Olde Cape East                 Columbus             OH           43232   Franklin
CIBC   5555 Hazeltine National Drive       Orlando              FL           32812   Orange
CIBC   Various                             Various              Various    Various   Various
CIBC   11 Cermak Boulevard                 St. Peters           MO           63376   St. Charles
CIBC   15573 Oakwood Drive                 Romulus              MI           48174   Wayne
CIBC   200 Rock Run Road                   Fairless Hills       PA           19030   Bucks
CIBC   827 Graham Drive                    Fremont              OH           43420   Sandusky
CIBC   47-25 34th Street                   Long Island City     NY           11101   Queens
CIBC   100 Precision Drive                 Shirley              NY           11967   Suffolk
CIBC   Various                             Various              Various    Various   Various
CIBC   17& 20 Veronica Avenue              Franklin Township    NJ           08873   Somerset
CIBC   199 Sing Sing Road                  Big Flats            NY           14845   Chemung
CIBC   81 Corbett Way                      Eatontown            NJ           07724   Monmouth
CIBC   13608 12th Avenue Southwest         Burien               WA           98146   King
CIBC   70 Jewett City Road                 Norwich              CT           06380   New London
CIBC   370 Route 9 North                   Woodbridge           NJ           07095   Middlesex
CIBC   501 North High Street               Columbus             OH           43215   Franklin
CIBC   2560 Value Way Drive                Columbus             OH           43224   Franklin
CIBC   7979 Willow Chase Boulevard         Houston              TX           77070   Harris
CIBC   150 Pierce Street                   Franklin Township    NJ           08873   Somerset
CIBC   698, 750 & 800 Queen Street         Southington          CT           06489   Hartford
CIBC   167 Waterford Parkway North         Waterford            CT           06385   New London
CIBC   2004 Greenspring Drive              Timonium             MD           21093   Baltimore
CIBC   600 Independence Parkway            Chesapeake           VA           23320   Chesapeake City
CIBC   2800 Southwest 24th Avenue          Ocala                FL           34474   Marion
CIBC   312-326 South Beverly Drive         Beverly Hills        CA           90212   Los Angeles
CIBC   Various                             Various              Various    Various   Various
CIBC   462-470 Washington Street           Brighton             MA           02135   Suffolk
CIBC   449 Amherst Street                  Nashua               NH           03063   Hillsborough
CIBC   200 South Best Avenue               Walnutport Borough   PA           18088   Northhampton County
CIBC   250 South Stagecoach Trail          San Marcos           TX           78666   Hays
CIBC   10001 West Bell Road                Sun City             AZ           85351   Maricopa
CIBC   243 North Meridian Avenue           San Bernardino       CA           92410   San Bernardino
CIBC   7501 Northwest 57th Street          Tamarac              FL           33319   Broward
CIBC   609 Science Drive                   Moorpark             CA           93021   Ventura
CIBC   985 Damonte Ranch Parkway           Reno                 NV           89502   Washoe
CIBC   700 South Caroline Street           Baltimore            MD           21231   Baltimore City
CIBC   4425 Corporation Lane               Virginia Beach       VA           23462   Virginia Beach City
CIBC   5415-5479 South Rainbow Boulevard   Las Vegas            NV           89118   Clark
CIBC   7301 Stonecrest Concourse           Lithonia             GA           30038   Dekalb
CIBC   4201 Clear Creek Road               Killeen              TX           76549   Bell
CIBC   15333 West National Avenue          New Berlin           WI           53151   Waukesha
CIBC   655 West 23rd Street                Fremont              NE           68025   Dodge
CIBC   261 Sun Valley Drive                Mesquite             NV           89027   Clark
CIBC   3410 Gulf Freeway                   Dickinson            TX           77539   Galveston
CIBC   401-411 South Main Street           Rolesville           NC           27571   Wake
CIBC   707 Northeast Broadway Boulevard    Alburquerque         NM           87102   Bernalillo
CIBC   570 Lausch Lane                     Lancaster            PA           17601   Lancaster
CIBC   6851 Wayne Estates Boulevard        Hubert Heights       OH           45424   Montgomery
CIBC   5345 South 4015 West                Taylorsville         UT           84118   Salt Lake
CIBC   4747 Viewridge Boulevard            San Diego            CA           92123   San Diego
CIBC   520 Atascocita Road                 Humble               TX           77396   Harris
CIBC   91 Route 73                         Voorhees             NJ           08043   Camden
CIBC   175 Union Boulevard                 West Islip           NY           11795   Suffolk
CIBC   1525 East Eureka Street             San Bernardino       CA           92404   San Bernardino
CIBC   205 Oakbrook Drive                  Mount Washington     KY           40047   Bullitt
CIBC   2917 Grand Concourse                Bronx                NY           10468   Bronx
CIBC   1973 Amsterdam Avenue               New York             NY           10032   New York
CIBC   50 & 55 Nye Road                    Glastonbury          CT           06033   Hartford
CIBC   2715 Webb Avenue                    Bronx                NY           10468   Bronx
CIBC   26350 Delano Drive                  Idyllwild            CA           92549   Unincorporated Riverside
CIBC   7991 Beechmont Avenue               Cincinnati           OH           45255   Hamilton
CIBC   505 West 161st Street               New York             NY           10032   New York
CIBC   526 West 161st Street               New York             NY           10032   New York
CIBC   529 West 151st Street               New York             NY           10031   New York

       Property Name                                   Size      Measure       Interest Rate (%)
----   ---------------------------------------------   -------   -----------   -----------------
CIBC   FPG Portfolio I                                 1832897   Square Feet             6.10900
CIBC   130 Commerce Center                              320427   Square Feet             6.10900
CIBC   2000-2020 Westridge Drive                         91649   Square Feet             6.10900
CIBC   1301 Ridgeview Drive                             116647   Square Feet             6.10900
CIBC   880 Technology Drive                             182900   Square Feet             6.10900
CIBC   5155 Financial Way                                68000   Square Feet             6.10900
CIBC   1307 Smith Road                                  120347   Square Feet             6.10900
CIBC   1704 Mid Park Road                               157207   Square Feet             6.10900
CIBC   14015-55 U.S. Highway 19N                        113040   Square Feet             6.10900
CIBC   272 River Road                                   251564   Square Feet             6.10900
CIBC   19224 Longmeadow Road                            287300   Square Feet             6.10900
CIBC   4060 Business Park Drive                          45000   Square Feet             6.10900
CIBC   804 South 23rd Street                             78816   Square Feet             6.10900
CIBC   The Factory Building                            1024908   Square Feet             6.71000
CIBC   Lightstone Portfolio                            1905421   Square Feet             5.93000
CIBC   Martinsburg                                      552335   Square Feet             5.93000
CIBC   Mount Berry Square                               477380   Square Feet             5.93000
CIBC   Shenango Valley                                  490492   Square Feet             5.93000
CIBC   Bradley Square                                   385214   Square Feet             5.93000
CIBC   Scottsdale Plaza Resort                             404   Rooms                   6.32000
CIBC   Thomson Consumer Electronics Headquarters        570856   Square Feet             5.38000
CIBC   Preferred Freezer Services Headquarters          201239   Square Feet             5.81000
CIBC   Marriott - Williamsburg                             295   Rooms                   6.27000
CIBC   Marriott - Knoxville                                378   Rooms                   6.40000
CIBC   10 Weaver Road                                   629011   Square Feet             6.41000
CIBC   Marriott - Jackson                                  303   Rooms                   6.44000
CIBC   The District Apartments                             924   Beds                    5.44000
CIBC   Collington Plaza                                 121790   Square Feet             5.67000
CIBC   GHOWW Portfolio                                     746   Units                   6.33000
CIBC   Waterstone Place                                    192   Units                   6.33000
CIBC   Hamilton Arms                                       172   Units                   6.33000
CIBC   Woodcrest                                           160   Units                   6.33000
CIBC   Greene Countrie                                     120   Units                   6.33000
CIBC   Olde Cape                                           102   Units                   6.33000
CIBC   Crowne Plaza - Orlando Airport                      353   Rooms                   6.41000
CIBC   Woodbridge Foam Portfolio                        437104   Square Feet             6.09000
CIBC   St. Peters, MO                                   142000   Square Feet             6.09000
CIBC   Romulus, MI                                      100475   Square Feet             6.09000
CIBC   Fairless Hills, PA                               108225   Square Feet             6.09000
CIBC   Fremont, OH                                       86404   Square Feet             6.09000
CIBC   47-25 34th Street                                279835   Square Feet             6.14000
CIBC   Rockwell Automation                              130000   Square Feet             6.13780
CIBC   Gladstone NY/NJ Portfolio                        333268   Square Feet             5.92000
CIBC   Stull                                            183000   Square Feet             5.92000
CIBC   Corning                                          120000   Square Feet             5.92000
CIBC   York Telecom                                      30268   Square Feet             5.92000
CIBC   Vintage Park Apartments                             544   Units                   5.49000
CIBC   70 Jewett City Road                              638000   Square Feet             6.61000
CIBC   Hampton Inn - Woodbridge                            154   Rooms                   6.69000
CIBC   Hampton Inn & Suites                                179   Rooms                   6.47000
CIBC   Value City Warehouse                             410307   Square Feet             6.37000
CIBC   Hilton Garden Inn                                   171   Rooms                   7.38000
CIBC   150 Pierce Street                                133686   Square Feet             6.16000
CIBC   Southington Plaza                                151829   Square Feet             5.86000
CIBC   Waterford Square                                 283840   Square Feet             5.50000
CIBC   Holiday Inn Select - Baltimore North                246   Rooms                   6.76000
CIBC   600 Independence Parkway                          97359   Square Feet             6.19000
CIBC   Boyd Center & Shoppes                            102066   Square Feet             6.23000
CIBC   312-326 S. Beverly Drive                          23096   Square Feet             6.56000
CIBC   Amherst Plaza and Park Center Plaza Portfolio     42380   Square Feet             6.23000
CIBC   Park Center Plaza                                 26645   Square Feet             6.23000
CIBC   Amherst Plaza                                     15735   Square Feet             6.23000
CIBC   Walnutport Shopping Center                       104918   Square Feet             6.18000
CIBC   Savannah Club Apartments                            180   Units                   5.50000
CIBC   The Promenade                                     70219   Square Feet             6.36000
CIBC   Meridian Terrace MHP                                257   Pads                    5.73000
CIBC   Big Lots Plaza                                    87950   Square Feet             6.40000
CIBC   609 Science Drive                                134300   Square Feet             6.19000
CIBC   Landmark Building                                 48225   Square Feet             6.10000
CIBC   EJ Codd Building                                  38796   Square Feet             5.76000
CIBC   Corporate Center V                                70760   Square Feet             5.96000
CIBC   Rainbow Square                                    29434   Square Feet             6.19000
CIBC   Stonecrest Village                                37730   Square Feet             6.00000
CIBC   Storage Kings of West Killeen                      1248   Units                   6.01000
CIBC   Walmart - New Berlin                             104231   Square Feet             5.87000
CIBC   Nye Retirement Community                            178   Units                   6.42000
CIBC   Sun Valley Apartments                               136   Units                   5.90000
CIBC   Dickinson Village                                 87631   Square Feet             6.10000
CIBC   Redford Place Shopping Center                     71260   Square Feet             6.42000
CIBC   707 Broadway                                      70238   Square Feet             6.27000
CIBC   Union National Bank                               30500   Square Feet             5.93000
CIBC   Wayne Estates Apartments                            158   Units                   5.79000
CIBC   Gold's Gym                                        57662   Square Feet             5.94000
CIBC   Rancho Viewridge                                  24543   Square Feet             5.88000
CIBC   Atascocita Mobile Home Community                    245   Pads                    5.79000
CIBC   Eckerd - Voorhees                                 13813   Square Feet             5.77000
CIBC   Premiers Storage Solutions of West Islip            425   Units                   6.31000
CIBC   Eureka Manor                                         64   Units                   5.83000
CIBC   Valu Market                                       47311   Square Feet             5.98000
CIBC   2917 Grand Concourse Avenue                          56   Units                   5.34000
CIBC   1973 Amsterdam Avenue                                32   Units                   5.61000
CIBC   50-55 Nye Road                                    43095   Square Feet             6.26000
CIBC   2715 Webb Avenue                                     52   Units                   5.48000
CIBC   Royal Pines                                         111   Pads                    5.96000
CIBC   City Station                                      18258   Square Feet             5.55000
CIBC   505 West 161st Street                                29   Units                   5.46000
CIBC   526 West 161st Street                                25   Units                   5.54000
CIBC   529 West 151st Street                                20   Units                   5.45000

       Net Mortgage Interest Rate   Original Balance   Cutoff Balance   Term         Rem. Term    Maturity/ARD Date   Amort. Term
----   --------------------------   ----------------   --------------   ----------   ----------   -----------------   -----------
CIBC                      6.08800         79,210,000       79,210,000          120          120            06/01/16           360
CIBC                                       9,650,227        9,650,227          120          120            06/01/16           360
CIBC                                       8,946,971        8,946,971          120          120            06/01/16           360
CIBC                                       8,009,298        8,009,298          120          120            06/01/16           360
CIBC                                       8,009,298        8,009,298          120          120            06/01/16           360
CIBC                                       7,892,088        7,892,088          120          120            06/01/16           360
CIBC                                       6,930,973        6,930,973          120          120            06/01/16           360
CIBC                                       6,329,299        6,329,299          120          120            06/01/16           360
CIBC                                       6,251,159        6,251,159          120          120            06/01/16           360
CIBC                                       6,251,159        6,251,159          120          120            06/01/16           360
CIBC                                       6,094,880        6,094,880          120          120            06/01/16           360
CIBC                                       2,891,161        2,891,161          120          120            06/01/16           360
CIBC                                       1,953,487        1,953,487          120          120            06/01/16           360
CIBC                      6.68900         77,000,000       77,000,000           84           84            06/01/13           360
CIBC                      5.90900         73,900,000       73,900,000          120          120            07/01/16           360
CIBC                                      27,285,000       27,285,000          120          120            07/01/16           360
CIBC                                      20,530,000       20,530,000          120          120            07/01/16           360
CIBC                                      13,470,000       13,470,000          120          120            07/01/16           360
CIBC                                      12,615,000       12,615,000          120          120            07/01/16           360
CIBC                      6.29900         65,000,000       65,000,000          120          120            06/01/16           360
CIBC                      5.35900         50,000,000       50,000,000          120          112            10/01/15           360
CIBC                      5.78900         37,000,000       37,000,000          120          117            03/01/16           360
CIBC                      6.24900         36,000,000       36,000,000          120          120            06/01/16           360
CIBC                      6.37900         30,825,000       30,825,000          120          120            06/01/16           360
CIBC                      6.38900         29,600,000       29,600,000          120          120            06/01/16           360
CIBC                      6.41900         28,500,000       28,500,000          120          120            06/01/16           360
CIBC                      5.41900         28,240,000       28,240,000          120          117            03/01/16           360
CIBC                      5.64900         25,100,000       25,100,000          120          118            04/01/16           360
CIBC                      6.30900         23,100,000       23,082,480          120          119            05/01/16           360
CIBC                                       6,650,000        6,644,956          120          119            05/01/16           360
CIBC                                       5,275,000        5,270,999          120          119            05/01/16           360
CIBC                                       5,250,000        5,246,018          120          119            05/01/16           360
CIBC                                       3,200,000        3,197,573          120          119            05/01/16           360
CIBC                                       2,725,000        2,722,933          120          119            05/01/16           360
CIBC                      6.38900         20,850,000       20,850,000          120          120            06/01/16           360
CIBC                      6.06900         19,650,000       19,597,248          120          118            04/01/16           300
CIBC                                       6,975,000        6,956,275          120          118            04/01/16           300
CIBC                                       4,975,000        4,961,644          120          118            04/01/16           300
CIBC                                       4,275,000        4,263,523          120          118            04/01/16           300
CIBC                                       3,425,000        3,415,805          120          118            04/01/16           300
CIBC                      6.11900         18,000,000       18,000,000          120          120            06/01/16           360
CIBC                      6.11680         17,300,000       17,300,000          120          119            05/01/16           360
CIBC                      5.89900         17,000,000       17,000,000          120          118            04/01/16           360
CIBC                                       6,790,000        6,790,000          120          118            04/01/16           360
CIBC                                       5,630,000        5,630,000          120          118            04/01/16           360
CIBC                                       4,580,000        4,580,000          120          118            04/01/16           360
CIBC                      5.46900         17,000,000       17,000,000          120          117            03/01/16           360
CIBC                      6.58900         16,000,000       16,000,000          240          240            06/01/26           240
CIBC                      6.66900         16,000,000       16,000,000          120          120            06/01/16           360
CIBC                      6.44900         16,000,000       15,988,327          120          119            05/01/16           360
CIBC                      6.34900         14,945,000       14,945,000          120          120            06/01/16           360
CIBC                      7.35900         14,600,000       14,600,000          120          120            06/01/16           360
CIBC                      6.13900         13,280,000       13,212,788          120          117            03/01/16           264
CIBC                      5.83900         13,000,000       13,000,000          120          118            04/01/16             0
CIBC                      5.47900         13,000,000       13,000,000          120          118            04/01/16             0
CIBC                      6.73900         12,450,000       12,420,321          120          118            04/01/16           300
CIBC                      6.16900         11,960,000       11,960,000          120          120            06/01/16           360
CIBC                      6.20900         11,190,000       11,190,000          120          120            06/01/16           360
CIBC                      6.53900         11,000,000       11,000,000           60           58            04/01/11             0
CIBC                      6.20900         11,000,000       11,000,000          120          118            04/01/16           360
CIBC                                       8,225,000        8,225,000          120          118            04/01/16           360
CIBC                                       2,775,000        2,775,000          120          118            04/01/16           360
CIBC                      6.15900         11,000,000       11,000,000          120          120            06/01/16           360
CIBC                      5.47900         10,700,000       10,689,923          126          115            01/01/16           360
CIBC                      6.33900         10,000,000       10,000,000          120          120            06/01/16           360
CIBC                      5.70900          9,900,000        9,891,200          120          119            05/01/16           360
CIBC                      6.37900          9,330,000        9,330,000          120          120            06/01/16           360
CIBC                      6.16900          8,806,000        8,806,000          120          120            06/01/16           360
CIBC                      6.07900          8,500,000        8,500,000          120          120            06/01/16           360
CIBC                      5.73900          8,200,000        8,200,000          120          117            03/01/16           360
CIBC                      5.93900          7,415,000        7,415,000          120          118            04/01/16           360
CIBC                      6.16900          7,238,000        7,238,000          120          120            06/01/16           360
CIBC                      5.97900          7,150,000        7,150,000          120          118            04/01/16           360
CIBC                      5.92900          7,000,000        6,994,213          120          119            05/01/16           360
CIBC                      5.84900          7,000,000        6,986,818          120          118            04/01/16           360
CIBC                      6.30900          6,710,000        6,710,000          120          120            06/01/16           300
CIBC                      5.87900          6,250,000        6,250,000          120          120            06/01/16           360
CIBC                      6.07900          5,815,000        5,815,000          120          119            05/01/16           360
CIBC                      6.39900          5,550,000        5,550,000          120          120            06/01/16           360
CIBC                      6.24900          5,200,000        5,200,000          120          120            06/01/16           360
CIBC                      5.90900          5,200,000        5,195,610          120          119            05/01/16           360
CIBC                      5.76900          5,100,000        5,100,000          120          119            05/01/16           360
CIBC                      5.91900          5,050,000        5,020,340          120          116            02/01/16           300
CIBC                      5.85900          4,900,000        4,895,809          126          119            05/01/16           360
CIBC                      5.76900          4,800,000        4,800,000          120          117            03/01/16           360
CIBC                      5.74900          4,200,000        4,162,348          240          233            11/01/25           240
CIBC                      6.28900          4,110,000        4,110,000          120          120            06/01/16           360
CIBC                      5.80900          3,800,000        3,792,781          120          118            04/01/16           360
CIBC                      5.95900          3,790,000        3,783,035          120          118            04/01/16           360
CIBC                      5.31900          3,614,000        3,614,000          120          119            05/01/16           360
CIBC                      5.58900          3,200,000        3,200,000          120          118            04/01/16           360
CIBC                      6.23900          3,000,000        3,000,000          120          119            05/01/16           360
CIBC                      5.45900          2,927,000        2,927,000          120          119            05/01/16           360
CIBC                      5.93900          2,510,000        2,505,367          120          118            04/01/16           360
CIBC                      5.52900          2,150,000        2,150,000          120          115            01/01/16           360
CIBC                      5.43900          2,140,000        2,140,000          120          118            04/01/16           360
CIBC                      5.51900          2,125,000        2,125,000          120          118            04/01/16           360
CIBC                      5.42900          2,035,000        2,035,000          120          118            04/01/16           360

       Rem. Amort.   Monthly Debt Service   Servicing Fee Rate   Accrual Type   ARD (Y/N)   ARD Step Up (%)
----   -----------   --------------------   ------------------   ------------   ---------   ---------------
CIBC           360                475,432                        Actual/360     No
CIBC           360                475,432                        Actual/360     No
CIBC           360                475,432                        Actual/360     No
CIBC           360                475,432                        Actual/360     No
CIBC           360                475,432                        Actual/360     No
CIBC           360                475,432                        Actual/360     No
CIBC           360                475,432                        Actual/360     No
CIBC           360                475,432                        Actual/360     No
CIBC           360                475,432                        Actual/360     No
CIBC           360                475,432                        Actual/360     No
CIBC           360                475,432                        Actual/360     No
CIBC           360                475,432                        Actual/360     No
CIBC           360                475,432                        Actual/360     No
CIBC           360                497,375                        Actual/360     No
CIBC           360                439,748                        Actual/360     No
CIBC           360                439,748                        Actual/360     No
CIBC           360                439,748                        Actual/360     No
CIBC           360                439,748                        Actual/360     No
CIBC           360                439,748                        Actual/360     No
CIBC           360                403,180                        Actual/360     No
CIBC           360                280,141                        Actual/360     No
CIBC           360                217,334                        Actual/360     No
CIBC           360                222,127                        Actual/360     No
CIBC           360                192,812                        Actual/360     No
CIBC           360                185,344                        Actual/360     No
CIBC           360                179,016                        Actual/360     No
CIBC           360                159,282                        Actual/360     No
CIBC           360                145,204                        Actual/360     No
CIBC           359                143,435                        Actual/360     No
CIBC           359                143,435                        Actual/360     No
CIBC           359                143,435                        Actual/360     No
CIBC           359                143,435                        Actual/360     No
CIBC           359                143,435                        Actual/360     No
CIBC           359                143,435                        Actual/360     No
CIBC           360                130,555                        Actual/360     No
CIBC           298                127,688                        Actual/360     No
CIBC           298                127,688                        Actual/360     No
CIBC           298                127,688                        Actual/360     No
CIBC           298                127,688                        Actual/360     No
CIBC           298                127,688                        Actual/360     No
CIBC           360                109,545                        Actual/360     No
CIBC           360                105,260                        Actual/360     No
CIBC           360                101,051                        Actual/360     No
CIBC           360                101,051                        Actual/360     No
CIBC           360                101,051                        Actual/360     No
CIBC           360                101,051                        Actual/360     No
CIBC           360                 96,418                        Actual/360     No
CIBC           240                120,330                        Actual/360     No
CIBC           360                103,138                        Actual/360     No
CIBC           359                100,815                        Actual/360     No
CIBC           360                 93,188                        Actual/360     No
CIBC           360                100,888                        Actual/360     No
CIBC           261                 91,972                        Actual/360     No
CIBC             0                 64,365                        Actual/360     No
CIBC             0                 60,411                        Actual/360     No
CIBC           298                 86,097                        Actual/360     No
CIBC           360                 73,174                        Actual/360     No
CIBC           360                 68,753                        Actual/360     No
CIBC             0                 60,969                        Actual/360     No
CIBC           360                 67,586                        Actual/360     No
CIBC           360                 67,586                        Actual/360     No
CIBC           360                 67,586                        Actual/360     No
CIBC           360                 67,229                        Actual/360     No
CIBC           359                 60,753                        Actual/360     No
CIBC           360                 62,289                        Actual/360     No
CIBC           359                 57,648                        Actual/360     No
CIBC           360                 58,360                        Actual/360     No
CIBC           360                 53,877                        Actual/360     No
CIBC           360                 51,510                        Actual/360     No
CIBC           360                 47,905                        Actual/360     No
CIBC           360                 44,266                        Actual/360     No
CIBC           360                 44,284                        Actual/360     No
CIBC           360                 42,868                        Actual/360     No
CIBC           359                 42,014                        Actual/360     No
CIBC           358                 41,385                        Actual/360     No
CIBC           300                 44,972                        Actual/360     No
CIBC           360                 37,071                        Actual/360     No
CIBC           360                 35,239                        Actual/360     No
CIBC           360                 34,788                        Actual/360     No
CIBC           360                 32,085                        Actual/360     No
CIBC           359                 30,943                        Actual/360     No
CIBC           360                 29,892                        Actual/360     No
CIBC           296                 32,352                        Actual/360     No
CIBC           359                 29,001                        Actual/360     No
CIBC           360                 28,134                        Actual/360     No
CIBC           236                 29,535                        Actual/360     No
CIBC           360                 25,467                        Actual/360     No
CIBC           358                 22,369                        Actual/360     No
CIBC           358                 22,674                        Actual/360     No
CIBC           360                 20,159                        Actual/360     No
CIBC           360                 18,391                        Actual/360     No
CIBC           360                 18,491                        Actual/360     No
CIBC           360                 16,582                        Actual/360     No
CIBC           358                 14,984                        Actual/360     No
CIBC           360                 12,275                        Actual/360     No
CIBC           360                 12,097                        Actual/360     No
CIBC           360                 12,119                        Actual/360     No
CIBC           360                 11,491                        Actual/360     No

       Title Type          Crossed Loan   Originator/Loan Seller
----   -----------------   ------------   ----------------------
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee and Leasehold                  CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Leasehold                          CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee and Leasehold                  CIBC
CIBC   Fee                                CIBC
CIBC   Leasehold                          CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                 B              CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                 B              CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC
CIBC   Fee                                CIBC

       Guarantor
----   ----------------------------------------------------------------------------------------------------
CIBC   Joel Kestenbaum, Margaret Kestenbaum
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC   Mark Karasick
CIBC   Lightstone Holdings, LLC
CIBC
CIBC
CIBC
CIBC
CIBC   John W. Dawson
CIBC   Peyman Daneshrad
CIBC   Sherwin N. Jarol
CIBC   Columbia Sussex Corporation
CIBC   Columbia Sussex Corporation
CIBC   Samuel Kirschenbaum, Michael V. Petrillo and Felix J. Petrillo
CIBC   Columbia Sussex Corporation
CIBC   Edwin Llwyd Ecclestone, Jr., Nicholas Anderson, Derek Anderson
CIBC   Andrew Hochberg, George Galloway
CIBC   Kenneth P. Braun, Charles G. Burckle, Charles Makula, Narinder Parasher
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC   Columbia Sussex Corporation
CIBC   H&R REIT (U.S.) Holdings Inc.
CIBC
CIBC
CIBC
CIBC
CIBC   Mark Karasick
CIBC   Joshua Safrin, Sholom Drizin
CIBC   Gladstone Commercial Corporation
CIBC
CIBC
CIBC
CIBC   Michael Green, Scott McWhorter, A.C. Wilden Holdings, LLC
CIBC   Corporate Property Associates 16-Global Incorporated
CIBC   William Thomas Juliano
CIBC   David Patel, David Kozar, James Hendrix
CIBC   Moses Mizrahi, Jeno Guttman
CIBC   Mitchell J. Kobernick, Allan Klein
CIBC   Mark Schaevitz
CIBC   David Chase, Debra Fischman, and Margaret Sandberg
CIBC   David Chase
CIBC   Raymond T. White
CIBC   Herbert Klein, Benjamin Geller
CIBC   Roy T. Boyd, III
CIBC   Bahador Mahboubi, Behrouz Mahboubi-Fardi, Daryoush Mahboubi-Fardi, Kamyar Mahboubi-Fardi
CIBC   Nicolas Heras, Jr.
CIBC
CIBC
CIBC   Walter R. Samuels
CIBC   Charles S. Leyendecker
CIBC   Daryoush Dayan
CIBC   Allen Alevy
CIBC   Meir Yuval, Jack Sofer
CIBC   Avi Ruimi
CIBC   James F. Bawden
CIBC   SBER Development Services LLC and H&S Properties Development Corporation
CIBC   David Grunberger and Michael Fischer
CIBC   Avi Ruimi
CIBC   Atlanta Investments, N.V.
CIBC   Gregory J. Drennan, Christoff C. Vaterlaus, Timothy E. Wright, John Anthony Susac, David E. Williams
CIBC   John Callahan, Paul Green, Walter R. Samuels, Charles Yassky
CIBC   Russell V. Peterson, Jr.
CIBC   John S. Bentley
CIBC   Brian M. Cuje, Mark D. Campbell, Mark Donahue
CIBC   Tammy Doan, Linda Tai Nguyen, Thanh Doan
CIBC   Ram L. Kathuria
CIBC   Joseph W. Deerin, Richard Welkowitz, William M. Nies
CIBC   Joseph M. Jayson
CIBC   W. Richards Woodbury, Kevin B. Hawkins, Scott R. Felsted
CIBC   Behnam Badiee
CIBC   Mark Coleman
CIBC   Bruce A. Goodman
CIBC   Nicholas H. Racanelli, James G. Williams
CIBC   Swaranjit Nijjar
CIBC   H&R Real Estate Investment Trust
CIBC   Mitchel Maidman, Gregory Maidman
CIBC   Mitchel Maidman, Gregory Maidman
CIBC   Stephen P. Lawrence, Henry Von Kohorn
CIBC   Mitchel Maidman, Gregory Maidman
CIBC   Swaranjit Nijjar
CIBC   Andrew J. Cohen
CIBC   Mitchel Maidman, Gregory Maidman
CIBC   Mitchel Maidman, Gregory Maidman
CIBC   Mitchel Maidman, Gregory Maidman

             Letter of Credit   Upfront CapEx Reserve   Upfront Eng. Reserve   Upfront Envir. Reserve
----   ----------------------   ---------------------   --------------------   ----------------------
CIBC                       No                    0.00              18,796.25                     0.00
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No                    0.00              32,500.00                12,000.00
CIBC                       No                    0.00             252,075.00                     0.00
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No              101,733.00                   0.00                     0.00
CIBC   $7,992,000; $8,658,000                9,514.00               6,250.00                     0.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No               43,000.00               6,563.00                     0.00
CIBC                       No               42,170.00                   0.00                     0.00
CIBC                       No                5,242.00                   0.00                     0.00
CIBC                       No               37,295.00              18,750.00                     0.00
CIBC                       No                7,000.00                   0.00                     0.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No               15,666.00                   0.00                     0.00
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No               34,931.00                   0.00                     0.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No
CIBC                       No               28,303.35                   0.00                     0.00
CIBC                       No                1,083.00                   0.00                     0.00
CIBC                500,000.0                4,167.00             279,140.00                     0.00
CIBC                500,000.0
CIBC                500,000.0
CIBC                500,000.0
CIBC                       No               11,313.00              29,848.00                     0.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No               15,781.83                   0.00                37,500.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No               18,195.00                   0.00                     0.00
CIBC              4,211,109.0                2,228.00                   0.00                     0.00
CIBC                       No               92,853.00                   0.00                     0.00
CIBC                       No                2,985.67                   0.00                     0.00
CIBC                       No            2,512,861.67                   0.00                     0.00
CIBC                       No                1,632.00                   0.00                     0.00
CIBC                       No                1,276.00                   0.00                     0.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No
CIBC                       No
CIBC                       No                1,311.00                   0.00                     0.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No                  878.00                   0.00                     0.00
CIBC                       No                1,071.00              28,062.50                     0.00
CIBC                       No                1,099.00              29,125.00                     0.00
CIBC                692,500.0                    0.00              10,625.00                     0.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No               20,952.00                   0.00                     0.00
CIBC                       No                  368.00                   0.00                     0.00
CIBC                       No                  472.00              13,750.00                     0.00
CIBC                       No                1,249.00                   0.00                     0.00
CIBC                       No                1,303.00                   0.00                     0.00
CIBC                       No                3,729.00                   0.00                     0.00
CIBC                       No               50,000.00                   0.00                     0.00
CIBC                       No                  873.00              25,000.00                     0.00
CIBC                       No                  891.00                   0.00                     0.00
CIBC                       No                1,173.00                   0.00                     0.00
CIBC                       No                  508.33                   0.00                     0.00
CIBC                       No                3,318.00                   0.00                     0.00
CIBC                       No                  721.00                   0.00                     0.00
CIBC                       No                  408.00                   0.00                     0.00
CIBC                       No                1,021.00              22,500.00                     0.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No                  353.00                   0.00                     0.00
CIBC                       No                1,333.33                   0.00                     0.00
CIBC                       No                    0.00                   0.00                     0.00
CIBC                       No                1,167.00                   0.00                     0.00
CIBC                       No                  688.00                   0.00                     0.00
CIBC                       No                  718.00              90,000.00                     0.00
CIBC                       No                1,083.00                   0.00                     0.00
CIBC                       No                  462.50                   0.00                     0.00
CIBC                       No                  228.25                   0.00                     0.00
CIBC                       No                  604.00                   0.00                     0.00
CIBC                       No                  521.00                   0.00                     0.00
CIBC                       No                  417.00                   0.00                     0.00

       Upfront TI/LC Reserve   Upfront RE Tax Reserve   Upfront Ins. Reserve   Upfront Other Reserve
----   ---------------------   ----------------------   --------------------   ---------------------
CIBC            1,345,000.00                     0.00              16,496.00                    0.00
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC            5,000,000.00               413,068.83             209,388.41            2,827,231.68
CIBC                    0.00               834,354.17             156,288.27               87,500.00
CIBC
CIBC
CIBC
CIBC
CIBC                    0.00               324,646.81             113,221.50                    0.00
CIBC            1,000,000.00                     0.00                   0.00                    0.00
CIBC                    0.00                     0.00                   0.00                    0.00
CIBC                    0.00                60,753.58              25,512.00                    0.00
CIBC                    0.00               216,641.00              20,475.00                    0.00
CIBC                5,625.00               158,001.51              30,905.00                    0.00
CIBC                    0.00               144,968.00              18,492.00                    0.00
CIBC                    0.00                37,833.33              82,753.67                    0.00
CIBC                    0.00               169,880.00               6,084.25                    0.00
CIBC                    0.00               202,688.81              98,035.00            4,400,000.00
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC                    0.00               113,484.35             153,656.00                    0.00
CIBC                    0.00                     0.00                   0.00                    0.00
CIBC
CIBC
CIBC
CIBC
CIBC                    0.00               204,455.22             129,346.69                    0.00
CIBC                5,958.00                     0.00                   0.00                    0.00
CIBC                    0.00                     0.00                   0.00                    0.00
CIBC
CIBC
CIBC
CIBC                    0.00               162,819.99              15,473.02                    0.00
CIBC                    0.00                     0.00                   0.00                    0.00
CIBC                    0.00                77,960.03              70,075.00                    0.00
CIBC                    0.00               112,719.00              41,702.25              836,823.00
CIBC                4,166.67                     0.00                   0.00                    0.00
CIBC                    0.00               179,971.72              35,838.36                    0.00
CIBC            4,147,888.00                83,980.00              10,838.44                    0.00
CIBC                    0.00               122,812.00              21,891.00                    0.00
CIBC              324,000.00                65,940.00              23,072.25                    0.00
CIBC                    0.00               170,500.00             131,729.87                    0.00
CIBC                7,383.00                24,927.24               9,501.42                    0.00
CIBC                2,083.00               121,941.75              25,730.76                    0.00
CIBC                    0.00                 5,981.43              11,026.67                    0.00
CIBC                    0.00                45,207.94               3,250.00               75,000.00
CIBC
CIBC
CIBC                2,063.00                39,695.17               9,279.33                3,559.36
CIBC                    0.00                     0.00                   0.00                    0.00
CIBC              150,000.00                30,148.90               6,100.67              300,000.00
CIBC                    0.00                43,766.75              28,341.67                    0.00
CIBC              100,000.00               119,086.67              76,926.58                    0.00
CIBC                    0.00                     0.00                   0.00                    0.00
CIBC                2,009.00                29,196.61               8,210.33                    0.00
CIBC                    0.00                29,200.00              20,024.58                3,471.00
CIBC            1,469,619.00                39,204.62               2,455.50                    0.00
CIBC                2,500.00                17,434.23               2,638.75                    0.00
CIBC              150,000.00                70,390.83              13,238.50                    0.00
CIBC                    0.00                38,916.00              10,453.00                    0.00
CIBC                    0.00                     0.00               7,795.08                    0.00
CIBC                    0.00                66,916.67              34,459.07                    0.00
CIBC                    0.00                20,484.91               8,066.67                    0.00
CIBC                    0.00                79,649.25              33,875.67                    0.00
CIBC               63,333.33                33,630.83               2,078.75                    0.00
CIBC                5,899.42                21,063.89               3,862.33                    0.00
CIBC                    0.00                30,375.00               5,181.67              130,000.00
CIBC                    0.00                54,855.84              28,934.58                    0.00
CIBC                    0.00                18,052.92               6,045.00                    0.00
CIBC              251,000.00                25,793.51               1,360.75                    0.00
CIBC                    0.00                11,667.05              14,985.67                    0.00
CIBC                    0.00                     0.00                   0.00                    0.00
CIBC                    0.00                23,710.29               7,250.25                    0.00
CIBC                    0.00                21,341.67              13,206.42              300,000.00
CIBC                    0.00                     0.00                   0.00                    0.00
CIBC                    0.00                32,911.50              27,249.83                    0.00
CIBC                    0.00                17,701.67              17,374.50                    0.00
CIBC                3,333.33                42,134.46               2,221.75               36,000.00
CIBC                    0.00                32,668.50              30,009.00                    0.00
CIBC                    0.00                12,065.67              10,847.83               89,775.00
CIBC                1,250.00                28,585.15               3,877.89                    0.00
CIBC                    0.00                11,282.08              14,996.58                    0.00
CIBC                    0.00                11,718.33              13,565.50                    0.00
CIBC                    0.00                10,160.42              11,815.92                    0.00

       Monthly Capex Reserve   Monthly Envir. Reserve   Monthly TI/LC Reserve   Monthly RE Tax Reserve
----   ---------------------   ----------------------   ---------------------   ----------------------
CIBC                12219.31                     0.00                12219.33                     0.00
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC                    0.00                     0.00                    0.00                 59009.83
CIBC                32033.00                     0.00                32033.00                115178.27
CIBC
CIBC
CIBC
CIBC
CIBC               101733.00                     0.00                    0.00                 64929.36
CIBC                 9514.00                     0.00                    0.00                     0.00
CIBC                    0.00                     0.00                    0.00                     0.00
CIBC                43993.00                     0.00                    0.00                 14960.12
CIBC                42170.00                     0.00                    0.00                 36106.83
CIBC                 5242.00                     0.00                 5625.00                 19206.17
CIBC                37295.00                     0.00                    0.00                 24161.33
CIBC                 7000.00                     0.00                    0.00                 18916.67
CIBC                  676.11                     0.00                 6250.00                 21235.00
CIBC                15666.00                     0.00                    0.00                 27209.85
CIBC
CIBC
CIBC
CIBC
CIBC
CIBC                34931.00                     0.00                    0.00                 22696.87
CIBC                    0.00                     0.00                    0.00                     0.00
CIBC
CIBC
CIBC
CIBC
CIBC                 2344.00                     0.00                10417.00                 34075.87
CIBC                 1083.00                     0.00                 5958.00                     0.00
CIBC                 4167.00                     0.00                    0.00                     0.00
CIBC
CIBC
CIBC
CIBC                11313.00                     0.00                    0.00                 23260.00
CIBC                    0.00                     0.00                    0.00                     0.00
CIBC                15781.83                     0.00                    0.00                 25986.68
CIBC                19573.00                     0.00                    0.00                 18786.50
CIBC                    0.00                     0.00                 4166.67                     0.00
CIBC                18195.00                     0.00                    0.00                 25710.25
CIBC                 2228.00                     0.00                    0.00                 27993.33
CIBC                 2353.00                     0.00                    0.00                 24562.40
CIBC                 2985.67                     0.00                    0.00                 13188.00
CIBC                12861.67                     0.00                    0.00                 15500.00
CIBC                 1632.00                     0.00                 7383.00                 12463.62
CIBC                 1276.00                     0.00                 2083.00                 13549.08
CIBC                    0.00                     0.00                    0.00                  5981.43
CIBC                    0.00                     0.00                    0.00                 15069.31
CIBC
CIBC
CIBC                 1311.00                     0.00                 2063.00                  3664.36
CIBC                 4125.00                     0.00                    0.00                  9938.45
CIBC                  878.00                     0.00                    0.00                  6029.78
CIBC                 1071.00                     0.00                    0.00                 14588.92
CIBC                 1099.00                     0.00                 3333.00                 14885.83
CIBC                    0.00                     0.00                    0.00                     0.00
CIBC                    0.00                     0.00                 2009.00                  5839.32
CIBC                    0.00                     0.00                    0.00                  3650.00
CIBC                 1192.00                     0.00                    0.00                  6534.10
CIBC                  368.00                     0.00                 2500.00                  3486.85
CIBC                  472.00                     0.00                    0.00                 10055.83
CIBC                 1249.00                     0.00                    0.00                  6486.00
CIBC                 1303.00                     0.00                    0.00                     0.00
CIBC                 3729.00                     0.00                    0.00                 13383.33
CIBC                 2834.00                     0.00                    0.00                  4096.98
CIBC                  873.00                     0.00                    0.00                  8849.92
CIBC                  891.00                     0.00                 3333.33                  3363.08
CIBC                 1173.00                     0.00                 5899.42                  7021.30
CIBC                  508.33                     0.00                    0.00                  3375.00
CIBC                 3318.00                     0.00                    0.00                  9142.64
CIBC                  721.00                     0.00                    0.00                  3610.58
CIBC                  408.00                     0.00                 2332.00                  2865.95
CIBC                 1021.00                     0.00                    0.00                  2333.41
CIBC                  115.00                     0.00                    0.00                     0.00
CIBC                  353.00                     0.00                    0.00                  7903.43
CIBC                 1333.33                     0.00                    0.00                  5335.42
CIBC                    0.00                     0.00                    0.00                     0.00
CIBC                 1167.00                     0.00                    0.00                  5485.25
CIBC                  688.00                     0.00                    0.00                  3540.33
CIBC                  718.00                     0.00                 3333.33                  7022.41
CIBC                 1083.00                     0.00                    0.00                  5444.75
CIBC                  462.50                     0.00                    0.00                  3016.42
CIBC                  228.25                     0.00                 1250.00                  3176.13
CIBC                  604.00                     0.00                    0.00                  2256.42
CIBC                  521.00                     0.00                    0.00                  2343.67
CIBC                  417.00                     0.00                    0.00                  2032.08

       Monthly Ins. Reserve   Monthly Other Reserve   Grace Period   Lockbox In-place   Property Type
----   --------------------   ---------------------   ------------   ----------------   --------------------
CIBC                8248.00                    0.00              7   Yes                Various
CIBC                                                             7                      Industrial
CIBC                                                             7                      Industrial
CIBC                                                             7                      Office
CIBC                                                             7                      Industrial
CIBC                                                             7                      Office
CIBC                                                             7                      Industrial
CIBC                                                             7                      Industrial
CIBC                                                             7                      Industrial
CIBC                                                             7                      Industrial
CIBC                                                             7                      Industrial
CIBC                                                             7                      Industrial
CIBC                                                             7                      Industrial
CIBC               19035.31                    0.00              7   Yes                Industrial
CIBC               39072.07                    0.00              7   No                 Retail
CIBC                                                             7                      Retail
CIBC                                                             7                      Retail
CIBC                                                             7                      Retail
CIBC                                                             7                      Retail
CIBC               28644.08                    0.00              7   No                 Hotel
CIBC                   0.00                    0.00              7   Yes                Office
CIBC                   0.00                    0.00              7   Yes                Industrial
CIBC                   0.00                    0.00              7   No                 Hotel
CIBC                   0.00                    0.00              7   No                 Hotel
CIBC                7726.25                    0.00              7   Yes                Industrial
CIBC                   0.00                    0.00              7   No                 Hotel
CIBC                6365.67                    0.00              7   No                 Multifamily
CIBC                2028.08                    0.00              7   No                 Retail
CIBC               12943.75                    0.00              7   No                 Multifamily
CIBC                                                             7                      Multifamily
CIBC                                                             7                      Multifamily
CIBC                                                             7                      Multifamily
CIBC                                                             7                      Multifamily
CIBC                                                             7                      Multifamily
CIBC                   0.00                    0.00              7   No                 Hotel
CIBC                   0.00                    0.00              7   No                 Industrial
CIBC                                                             7                      Industrial
CIBC                                                             7                      Industrial
CIBC                                                             7                      Industrial
CIBC                                                             7                      Industrial
CIBC               14851.06                    0.00              7   No                 Industrial
CIBC                   0.00                    0.00              7   Yes                Industrial
CIBC                   0.00                    0.00              7   No                 Various
CIBC                                                             7                      Industrial
CIBC                                                             7                      Industrial
CIBC                                                             7                      Office
CIBC               13474.26                    0.00              7   No                 Multifamily
CIBC                   0.00                    0.00              7   No                 Industrial
CIBC                7007.50                    0.00              7   No                 Hotel
CIBC                4633.58                16666.67              7   Yes                Hotel
CIBC                   0.00                    0.00              7   No                 Industrial
CIBC                7167.67                    0.00              7   No                 Hotel
CIBC                3612.81                    0.00              7   No                 Office
CIBC                3372.75                    0.00              7   No                 Retail
CIBC                4207.75                    0.00              7   No                 Retail
CIBC               10133.07                    0.00              7   No                 Hotel
CIBC                1195.92                    0.00              7   No                 Office
CIBC                3416.82                    0.00              7   No                 Retail
CIBC                2205.33                    0.00              7   No                 Retail
CIBC                1083.33                    0.00              7   No                 Retail
CIBC                                                             7                      Retail
CIBC                                                             7                      Retail
CIBC                2319.83                  889.84              7   No                 Retail
CIBC                3219.76                    0.00              7   No                 Multifamily
CIBC                1525.17                    0.00              7   No                 Retail
CIBC                3591.67                    0.00              7   No                 Manufactured Housing
CIBC               11161.04                    0.00              7   No                 Retail
CIBC                   0.00                    0.00              7   No                 Industrial
CIBC                1277.58                    0.00              7   No                 Office
CIBC                2209.25                  905.59              7   Yes                Retail
CIBC                 818.50                    0.00              7   No                 Office
CIBC                 879.58                    0.00              7   No                 Retail
CIBC                1203.50                    0.00              7   No                 Retail
CIBC                1742.17                    0.00              7   No                 Self Storage
CIBC                1113.58                    0.00              7   No                 Retail
CIBC               11486.36                    0.00              7   No                 Senior Housing
CIBC                2016.67                    0.00              7   No                 Multifamily
CIBC                4728.09                    0.00              7   No                 Retail
CIBC                 692.92                    0.00             15   No                 Retail
CIBC                 965.58                    0.00              7   No                 Office
CIBC                 518.17                    0.00              7   No                 Office
CIBC                2630.42                    0.00              7   No                 Multifamily
CIBC                 671.67                    0.00              7   No                 Retail
CIBC                 453.58                    0.00              7   No                 Office
CIBC                1257.34                    0.00              7   No                 Manufactured Housing
CIBC                   0.00                    0.00              7   No                 Retail
CIBC                1035.75                    0.00              7   No                 Self Storage
CIBC                1200.58                    0.00              7   No                 Multifamily
CIBC                   0.00                    0.00              7   No                 Retail
CIBC                1946.42                    0.00              7   No                 Multifamily
CIBC                1336.50                    0.00              7   No                 Multifamily
CIBC                 532.25                    0.00              7   No                 Office
CIBC                2143.50                    0.00              7   No                 Multifamily
CIBC                 986.17                    0.00              7   No                 Manufactured Housing
CIBC                 387.79                    0.00              7   No                 Retail
CIBC                1153.58                    0.00              7   No                 Multifamily
CIBC                1043.50                    0.00              7   No                 Multifamily
CIBC                 908.92                    0.00              7   No                 Multifamily

       Defeasance Permitted   Interest Accrual Period   Loan Group   Final Maturity Date
----   --------------------   -----------------------   ----------   -------------------
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   No                     Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   No                     Actual/360                         1
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         1
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         2
CIBC   Yes                    Actual/360                         2

       Remaining Amortization Term for Balloon Loans
----   ---------------------------------------------
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             300
CIBC                                             300
CIBC                                             300
CIBC                                             300
CIBC                                             300
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             240
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             264
CIBC
CIBC
CIBC                                             300
CIBC                                             360
CIBC                                             360
CIBC
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             300
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             300
CIBC                                             360
CIBC                                             360
CIBC                                             240
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360
CIBC                                             360

                                    EXHIBIT B

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) as of the Cut-off Date and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of June 12, 2006, between Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of June 12, 2006, between Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date there were, and, to the Seller's actual knowledge as of the Closing Date, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below), except for Permitted Encumbrances. No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than a Mortgage Loan as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or material misrepresentation, (ii) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) any act of actual waste, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

            (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

            (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

            (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

            (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan,
            (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full;
            (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment
            Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws, regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgaged Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) With respect to the Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property):

            (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

            (c) such Ground Lease provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

            (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and
            (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

            (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent institutional lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

            (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property
            (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

            (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I, as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies or providing coverage for losses (subject to customary deductibles) sustained by (A) fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage in an amount equal to the lesser of the full replacement cost of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) and the outstanding principal balance of the related Mortgage Loan with an appropriate endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (B) business interruption or rental loss insurance in an amount at least equal to (a) 12 months of operations or (b) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (C) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (D) workers' compensation, if required by law; (E) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated, without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:VIII" from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 450 or 475 year return period, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:VIII" by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) Each Mortgage Loan complied at origination, in all material respects, with all of the terms, conditions and requirements of the Seller, or if the Seller is not the originator, then, to the knowledge of the Seller, the originator's or the Seller's, underwriting standards applicable to such Mortgage Loan and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with customary industry standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller, and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund has the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (i) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (ii) satisfies the provisions of either clause (A)(1) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (32) The Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagor or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (A) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (B) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (C) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (D) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (i) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (ii) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan. In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (a) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (b) provide all opinions required under the related Mortgage Loan documents, and in the case of loans comprising at least 2% of the pool as measured by outstanding principal balance as of the Cut-off Date, (1) a REMIC opinion and (2) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure (i) which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or (ii) for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism and, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or
            otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other
            information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify
            independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly
            subject, and

                  (d) the rights of tenants, as tenants only, whether under
            ground leases or space leases at the Mortgaged Property.

                  which together do not materially and adversely affect the
            related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

                                      NONE

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

Loan No. 4 (FPG Portfolio I)

                                    EXHIBIT C


           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Rep. #

6. Loan No. 41 (Value City Warehouse) - The Mortgaged Property also secures indebtedness in the amount of $975,000 (the "Value City B Note"), which Value City B Note was sold as of the closing date of the Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. The Value City B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Value City B Note constitutes a default under this Mortgage Loan.

      Loan No. 86 (Sun Valley Apartments) - The Mortgaged Property also secures indebtedness in the amount of $250,000 (the "Sun Valley B Note"), which Sun Valley B Note was sold as of the closing date of the Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. The Sun Valley B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Sun Valley B Note constitutes a default under this Mortgage Loan.

      Loan No. 100 (Atascocita Mobile Home Community) - The Mortgaged Property also secures indebtedness in the amount of $300,000 (the "Atascocita B Note"), which Atascocita B Note was sold as of the closing date of the Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. The Atascocita B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Atascocita B Note constitutes a default under this Mortgage Loan.

      Loan No. 6 (Lightstone Portfolio) - The Mortgaged Property also secures indebtedness in the amount of $7,000,000 (the "Lightstone B Note"), which Lightstone B Note was sold as of the closing date of the Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. The Lightstone B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Lightstone B Note constitutes a default under this Mortgage Loan.

      Loan No. 17 (Marriot - Williamsburg) - The information below summarizes certain provisions of the following documents which are applicable to the Mortgaged Property: (i) a deed (the "Deed") dated as of July 25, 1977 issued by Busch Properties, Inc. ("Grantor") in connection with the sale of the Mortgaged Property and (ii) the Declaration of Covenants and Restrictions issued by Grantor as of June 14, 1976 in connection with the sale of the Mortgaged Property to James River Associates (the "Declaration"). Copies of the Deed and the Declaration are included in the related Mortgage File.

      Restrictions on Transfer Rights

      Any owner, including an Approved Lender (as defined below), must give Grantor notice of any proposed transfer or sale of the Mortgaged Property pursuant to ss.4 of the Deed. Grantor has the right to either (i) consent to the transfer or sale, (ii) purchase the Mortgaged Property at the price set forth in such notice, or (iii) reject the sale if the Transferee Conditions (as defined below) are not met.

      ss.4 of the Deed does not apply when an Approved Lender forecloses or takes title to the Mortgaged Property in lieu of foreclosure however, Grantor has the right, pursuant to ss.7(b)(i) of the Deed, to purchase the Mortgaged Property from the Approved Lender for the Specified Price (as defined below) following such Approved Lender's acquisition of title.

      Should Grantor decline to exercise its right to purchase the Mortgaged Property pursuant to ss.7(b)(i) of the Deed and the Approved Lender wishes to sell the Mortgaged Property at a non-public sale: (i) Approved Lender must give Grantor 60 days written notice of a proposed distribution pursuant to ss.4 of the Deed; (ii) Grantor shall have no right to withhold consent or acquire the Mortgaged Property pursuant to ss.4 of the Deed when the proposed transferee meets the Transferee Conditions; and (iii) Grantor shall not have the option to withhold consent, but shall only have the right to acquire the Mortgaged Property, should the transferee not meet the Transferee Conditions.

      Transfer Obligations Triggered by Violation of Use Restrictions

      In addition, pursuant to Article 3, Section 9 of the Declaration, if any purchaser of any portion of the Mortgaged Property deviates from the uses approved for the building site and improvements within a period of 5 years from the date of closing without the written consent of Grantor, Grantor may require said purchaser to reconvey the Mortgaged Property. While this section appears to only apply to the purchaser of the Mortgaged Property from Grantor, ss.7(c) of the Deed provides that Grantor's rights under
      Section 9 of Article 3 of the Declaration shall apply to all subsequent transferees of any third party acquiring title either in a public foreclosure or from an Approved Lender which has itself acquired title to the Mortgaged Property.

      "Transferee Conditions" shall mean a transferee that (i) is acquiring all of the Mortgaged Property, (ii) assumes and agrees to be bound by all of the terms, conditions and provisions of the Deed, (iii) is a bona fide, reputable and financially responsible investor and (iv) has entered into a franchise agreement with a national hotel system such as Marriott.

      "Specified Purchase Price" shall mean a purchase price equal to the sum of: (a) the total unpaid principal balance due under the mortgage as of the date of such foreclosure proceedings, and (b) the total amount of interest accrued on the indebtedness secured by such mortgage to the date of the foreclosure proceedings, and (c) all amounts actually expended by such Approved Lender, to the time of the conveyance to Grantor, in connection with or as a result of such foreclosure proceedings or other transaction.

      "Approved Lender" is defined in the Deed as a reputable bank, insurance company, pension fund or other institutional lender.

      Loan No. 4 (FPG Portfolio I) - Texas Linen Company, Ltd., the sole tenant at the 1307 Smith Road, Austin, Texas property, has a right of first refusal ("ROFR") to purchase this property pursuant to its lease. The ROFR was subordinated to the Mortgage pursuant to a Subordination, Non-Disturbance and Attornment Agreement ("SNDA") executed by the tenant at the closing of the Mortgage Loan. The tenant further agreed in the SNDA that the ROFR would not be exerciseable in connection with a transfer of the Mortgaged Property by foreclosure of the Mortgage or deed in lieu thereof, or the first transfer of the Mortgaged Property following such foreclosure or deed in lieu thereof.

7. Loan Nos. 41, 86, 100, 6, 17 and 4 (Value City Warehouse, Sun Valley Apartments, Atascocita Mobile Home Community, Lightstone Portfolio, Marriot - Williamsburg and FPG Portfolio I) - See exceptions to Representation #6 above.

      Loan No. 32, 31 and 81 (Gladstone NY/NJ Portfolio - Corning property, Rockwell Automation and Walmart - New Berlin) - The following applies to each of these Mortgage Loans: The Mortgagor owns all or a portion of a leasehold estate in the Mortgaged Property. One or more of (x) the Mortgagor and (y) a person other than the Mortgagor own, collectively, 100% of the fee estate in the Mortgaged Property, and 100% of the fee interest in the Mortgaged Property is encumbered by the Mortgage.

      Loan Nos. 49 and 68 (Holiday Inn Select - Baltimore North and EJ Codd Building) - The following applies to each of these Mortgage Loans: Because the Mortgage Loan is structured for tax purposes with an indemnity deed of trust ("IDOT"), the guarantor of the related Mortgage Note (instead of the related Mortgagor) is the owner of the related Mortgaged Property and the related Mortgage encumbers such guarantor's fee interest in the related Mortgaged Property.

8. Loan Nos. 41, 86, 100, 6, 17 and 4 (Value City Warehouse, Sun Valley Apartments, Atascocita Mobile Home Community, Lightstone Portfolio, Marriot - Williamsburg and FPG Portfolio I) - See exceptions to Representation #6 above.

10(a). Loan No. 81 (Walmart - New Berlin) -The related Mortgagors for the related Mortgage Loan include one Mortgagor that holds the fee interest in the related Mortgaged Property and one Mortgagor that holds the leasehold interest in the related Mortgaged Property pursuant to a ground lease with the related Mortgagor that holds the fee interest. Only the related Mortgagor holding the fee interest in the related Mortgaged Property is liable for the exceptions to non-recourse set forth in the related Mortgage Loan documents.

17. Loan No. 42 (Hilton Garden Inn) - The related Mortgaged Property consists of two (2) tax parcels, one of which covers property other than the related Mortgage Property. Seller has been advised by the Harris County Assessor's Department that it has received the application to cause the related Mortgaged Property to be one or more separate tax parcels and will process such application. The related Mortgage Loan Documents require the related Mortgagor to escrow for real estates tax payments on both tax parcels until the related Mortgaged Property is separately assessed for real estate taxes at which time the related Mortgagor shall be required to only escrow for real estate taxes against the related Mortgage Property.

19(a). Loan No. 29 (Woodbridge Foam Portfolio) - In lieu of the Mortgagor depositing cash reserves for payment of deferred maintenance, capital repairs and leasing costs at the Mortgaged Property, an entity holding a direct or indirect interest in the Mortgagor has guaranteed, on a recourse basis, the payment of such costs. The maximum liability with respect to such guaranty is $1,545,000.

      Loan No. 30 (47-25 34th Street) - the engineering report with respect to the Mortgaged Property was prepared March 21, 2005.

20. Loan No. 45 (Southington Plaza) - A portion of the Mortgaged Property is a leasehold estate consisting of approximately 35 parking spaces. The Ground Lease does not satisfy various of the requirements set forth in Representation #20; however, the ground leased premises was not given any material value in the underwriting of the Mortgage Loan and the parking spaces located in the ground leased premises are not required to meet parking requirements under any tenant leases or under the zoning requirements of the Town of Southington.

      Loan No. 49 (Holiday Inn Select - Baltimore North) - Representation #20(f)
      - The holder of the Mortgage Loan is afforded a cure period concurrent with the Mortgagor's cure period under the Ground Lease. The Ground Lease cure period is 15 days for monetary default and 30 days for non-monetary default, as may be extended for such time as is necessary to complete the cure with diligence provided the cure is commenced within the initial 30 day period, but there is no express provision stating that this includes a reasonable time to obtain possession of the property. However, the holder of the Mortgage Loan is provided the right to obtain a new lease in the event of a termination of the Ground Lease.

      Loan No. 6 (Lightstone Portfolio - Shenango Valley Mall property)

      Representation #20(g). The term of the Ground Lease (inclusive of available extension options) extends not less than 16 years beyond the stated maturity date of the Mortgage Loan.

      Representation #20(f)(ii)(B) - The Ground Lease provides that upon a termination of the Ground Lease, the holder of the Mortgage Loan can enter into a new lease with the ground lessor; however, the Ground Lease does not specifically provide that holder of the Mortgage Loan is entitled to a new lease upon a rejection of the Ground Lease in bankruptcy.

21. Loan No. 37 (Hampton Inn - Woodbridge) - The Mortgaged Property is listed in the New Jersey Department of Environmental Protection (NJDEP) data base as an open "Voluntary Cleanup Program" (VCP) site. The property site conditions were investigated in 2001 and non-indigenous fill material containing certain metal contaminants was identified. According to the NJDEP files, the extent and quality of the fill material has not been fully delineated. The Mortgage Loan Seller obtained an Opinion of Probable Cost of $25,000 to complete any necessary investigation and file the required reports to achieve a letter of closure and No Further Action from the NJDEP. An escrow of $37,500 has been established, and pursuant to the Mortgage Loan documents, the Mortgagor is required to take all necessary steps to achieve closure and a letter of No Further Action from the NJDEP.

      Loan No. 30 (47-25 34th Street) - the Environmental Site Assessment with respect to the Mortgaged Property was prepared May 11, 2005.

22. Loan No. 30 (47-25 34th Street) - The general liability insurance in effect with respect to the Mortgaged Property is with an insurer rated A-:VII by A.M. Best Company.

      Loan No. 7 (Scottsdale Plaza Resort) - a $1,500,000 portion of the $500,000,000 property insurance policy in effect with respect to the Mortgaged Property is with an insurer rated BBB by S&P.

      Loan Nos. 17, 20, 22 and 27 (Marriot - Williamsburg, Marriot - Knoxville, Marriot - Jackson and Crowne Plaza - Orlando Airport) - The following applies to each of these Mortgage Loans: $100,000 deductibles are permitted for all coverages. In addition, for so long as Columbia Sussex Corporation is in control of the Mortgagor, the Mortgagor may have deductibles or self-insured retention of up to $1,000,000 provided that the Mortgagor and an affiliate of Mortgagor shall remain liable to the holder of the Mortgage Loan for any shortfall between the amount actually paid under any such policies and the amount that would have been paid if the deductibles were $100,000.

29. Loan Nos. 17, 20, 22 and 27 (Marriott - Williamsburg, Marriott - Knoxville, Marriott - Jackson and Crowne Plaza - Orlando Airport) - the Mortgagors under these Mortgage Loans totaling$116,175,000 are under common control.

30. Loan Nos. 41 and 6 (Value City Warehouse and Lightstone Portfolio) - See exceptions to Representation #6 above.

      Loan No. 37 (Hampton Inn - Woodbridge) - The related Mortgagor is not a Single Purpose Entity. In addition to owning the related Mortgaged Property, the related Mortgagor owns 100% of the equity interests in an entity that owns a retail center adjacent to the related Mortgaged Property.

      Loan No. 38 (Hampton Inn & Suites) - The City of Columbus is the holder of an unsecured debt payable by the Mortgagor. The outstanding principal balance of the unsecured debt as of the closing date of the Mortgage Loan was approximately $197,500. A subordination and standstill agreement was entered into by The City of Columbus with respect to such unsecured debt, a copy of which is included in the related Mortgage File.

32. Loan Nos. 41, 86, 100 and 6 (Value City Warehouse, Sun Valley Apartments, Atascocita Mobile Home Community and Lightstone Portfolio) - See exceptions to Representation #6 above.

      Loan Nos. 4, 6, 5 and 31 (FPG Portfolio I, Lightstone Portfolio, The Factory Building and Rockwell Automation) - The following applies to each of these Mortgage Loans: Holders of direct or indirect equity interests in the Mortgagor have pledged their direct or indirect interests in the Mortgagor to secure a mezzanine loan (a "Mezzanine Loan"). In connection with such Mezzanine Loan, the Seller and the mezzanine lender entered into an intercreditor agreement, a copy of which is included in the related Mortgage File. With respect to the FPG Portfolio I Mortgage Loan, the Mortgage Loan Seller is the holder of the Mezzanine Loan.

      The following applies to each of the Mortgage Loans listed below: The related Mortgage provides that direct or indirect equity interests in the related Mortgagor may be pledged as security for indebtedness of the owners of direct or indirect equity interests in the related Mortgagor, under certain conditions more fully set forth in the related Mortgage (including, without limitation, limits on the maximum aggregate loan-to-value ratio (inclusive of both the Mortgage Loan and such mezzanine indebtedness) and the minimum debt service coverage ratio (inclusive of both the Mortgage Loan and such mezzanine indebtedness) and the requirement of an intercreditor agreement satisfactory to the holder of the Mortgage Loan).

            (a)   Loan No. 33 - Vintage Park Apartments
            (b)   Loan No. 49 - Holiday Inn Select - Baltimore North
            (c)   Loan No. 65 - 609 Science Drive
            (d)   Loan No. 77 - Rainbow Square
            (e)   Loan No. 96 - Union National Bank
            (f)   Loan No. 111 - 2917 Grand Concourse Avenue
            (g)   Loan No. 113 - 1973 Amsterdam Avenue
            (h)   Loan No. 116 - 2715 Webb Avenue
            (i)   Loan No. 119 - City Station
            (j)   Loan No. 120 - 505 West 161st Street
            (k)   Loan No. 121 - 526 West 161st Street
            (l)   Loan No. 122 - 529 West 151st Street
            (m)   Loan No. 37 - Hampton Inn - Woodbridge

      Loan No. 36 (70 Jewett City Road) - The Mortgage Loan Documents provide that the sale or transfer of stock or interest in (or any mergers between) the following affiliates of Mortgagor: (i) Corporate Property Associates 14 Incorporated, (ii) Corporate Property Associates 15 Incorporated, (iii) Corporate Property Associates 12 Incorporated, (iv) Corporate Property Associates 16-Global Incorporated, (v) W.P. Carey & Co. LLC, (vi) any entity which is controlled, as of the date of such sale or transfer of stock or interest or merger, pursuant to an advisory agreement, by W.P. Carey & Co. LLC or Carey Asset Management Corp. (so long as Carey Asset Management Corp. is a wholly owned subsidiary of W.P. Carey & Co. LLC) (each of the entities in the foregoing clauses (i) through (vi) are hereinafter referred to as a member of the "Carey Group") or (vii) any wholly owned subsidiary of a member of the Carey Group (a "Carey Member Subsidiary"), shall not require the consent of the holder of the Mortgage Loan so long as the applicable company whose stock or interest is being sold or transferred (or (x) the surviving entity in the case of a merger among members of the Carey Group or (y) the parent of the surviving entity in the case of a merger between a Carey Member Subsidiary and a member of the Carey Group if the surviving entity is the Carey Member Subsidiary) is required to file, with respect to the equity interests of such company, periodic reports with the Securities and Exchange Commission under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended.

      Loan No. 32 (Gladstone NY/NJ Portfolio) - The related Mortgage Loan documents provide that the following transfers of interest shall not require the consent of the holder of the related Mortgage Loan: any direct or indirect transfer of stock in a Publicly Held Corporation (as defined in the related Mortgage Loan documents), or the issuance of new stock in such corporation.

      Loan No. 29 (Woodbridge Foam Portfolio) - The related Mortgage Loan documents provide that the following transfers of interest shall not require the consent of the holder of the related Mortgage Loan: any transfer of units of H&R Real Estate Investment Trust ("H&R") over the Toronto Stock Exchange, or over any other nationally recognized stock exchange, while H&R is listed on any such exchange.

      Loan No. 8 (Thomson Consumer Electronics Headquarters) -The Mortgage Loan documents permit the transfer of tenant-in common interests in the Mortgaged Property, subject to the requirements set forth in the Mortgage Loan documents with respect to such tenant-in-common interest transfers.

35. Loan No. 4 (FPG Portfolio I) - The Mortgage Loan documents permit partial defeasance of an individual property (a "Parcel"). The amount defeased shall be the greatest of: (a) 120% of the Allocated Loan Amount with respect to such Parcel, (b) an amount such that, after giving effect to such partial defeasance and the concurrent partial defeasance of the Mezzanine Loan, the Debt Service Coverage Ratio for the Undefeased Note and Undefeased Mezzanine Note, based on income from the Remaining Parcel, shall be not less than the greater of (x) 1.10:1.00, and (y) the Debt Service Coverage Ratio for the Note and the Mezzanine Note, based on income from both the Release Parcel and the Remaining Parcel, determined immediately prior to the Partial Defeasance Date and (c) an amount such that, after giving effect to such partial defeasance and the concurrent partial defeasance of the Mezzanine Loan, the Loan-to-Value Ratio after the Partial Defeasance Date based on the aggregate principal indebtedness under the Undefeased Note and the Undefeased Mezzanine Note, shall be not greater than the lesser of (x) eighty-five percent (85%), and (y) the Loan-to-Value Ratio based on the aggregate principal indebtedness under this Note and the Mezzanine Note, from both the Release Parcel and the Remaining Parcel, determined immediately prior to the Partial Defeasance Date. Capitalized terms not defined in this paragraph shall have the meaning given to such terms in the Mortgage Note with respect to this Mortgage Loan.

      Loan Nos. 109 and 118 (Eureka Manor and Royal Pines) - These Mortgage Loans are subject to a cross-collateralization agreement. Pursuant to the cross-collateralization agreement, the cross collateralization automatically terminates upon the simultaneous satisfaction of the following conditions: (a) no default or event of default shall be continuing with respect to any of these Mortgage Loans; (b) with respect to the Eureka Manor Mortgage Loan, for each of six (6) consecutive calendar months prior to the date of termination of the cross-collateralization agreement, (i) the occupancy rate is not less than ninety percent (90%), and (ii) the DSCR (as defined in the related Mortgage Loan documents) is not less than 1.30:1.00; and (c) with respect to the Royal Pines Mortgage Loan, for each of six (6) consecutive calendar months prior to the date of termination of the cross-collateralization agreement, the occupancy rate is not less than eighty percent (80%), and
      (ii) the DSCR (as defined in the related Mortgage Loan documents) is not less than 1.50:1.00.

      Loan No. 6 (Lightstone Portfolio - Shenango Valley property) - The Mortgage Loan documents permit the release of the Shenango Valley property through partial defeasance of not less than 120% of the allocated loan amount set forth in the Mortgage Loan documents for the Shenango Valley property.

42. Loan No. 23 (The District Apartments) - The Mortgage Loan documents provide that in the event that terrorism insurance rates rise significantly or such coverage is not available with an all-risk policy, Lender shall not require that Borrower expend more than $50,000.00 for the annual premium associated with terrorism insurance. In the event that the $50,000.00 limit does not enable Borrower to purchase full terrorism coverage, Borrower shall purchase the maximum amount of terrorism coverage available with said amount.

      Loan Nos. 17, 20, 22 and 27 (Marriot - Williamsburg, Marriot -Knoxville, Marriot - Jackson and Crowne Plaza - Orlando Airport) - The following applies to each of these Mortgage Loans: The Mortgage Loan documents provide that in the event that terrorism insurance rates rise significantly or such coverage is not available with an all-risk policy, then the cost of the annual premium associated with terrorism insurance that the Mortgagor shall be required to incur shall be limited to 200% of the cost of the then current premium for all-risk casualty insurance without terrorism coverage.

      Loan No. 8 (Thomson Consumer Electronics Headquarters) - if Thomson Consumer Electronics, Inc. ("Thomson") or the guarantor of its leases at the Mortgaged Property maintain a credit rating of (x) "BBB-" or higher from Standard and Poor's Rating Services or from Fitch, Inc. or (y) Baa3 or higher from Moody's Investors Service, Inc., then terrorism insurance shall not be required. As of the closing date of the Mortgage Loan and as of the Closing Date, terrorism insurance was not in effect with respect to the Mortgaged Property. Thomson is responsible under its leases at the Mortgaged Property for the restoration of the Mortgage Property following a casualty.

      Loan No. 110 (Valu Market) - The Mortgage Loan documents do not require the Mortgagor to maintain terrorism insurance with respect to the Mortgaged Property. As of the closing date of the Mortgage Loan and as of the Closing Date, terrorism insurance was not in effect with respect to the Mortgaged Property.

      Loan No. 33 (Vintage Park Apartments) - The Mortgage Loan documents provide that if terrorism insurance coverage is no longer available at commercially reasonable rates, Mortgagor shall be required to purchase terrorism insurance up to an amount that is 100% of the premiums for the property insurance coverage required under the Loan Documents.

      Loan No. 6 (Lightstone Portfolio) - The Mortgage Loan documents provide that if terrorism coverage is excluded from the Mortgagor's casualty insurance policy, Mortgagor shall be required to purchase a stand-alone terrorism insurance policy; provided that the Mortgagor is not required to spend an amount in excess of 200% of the premiums for the casualty insurance coverage otherwise required.

      Loan No. 37 (Hampton Inn - Woodbridge) - The Mortgage Loan documents provide that the Mortgagor is not obligated to incur a cost for terrorism insurance that is in excess of two (2) times the cost of the "all-risk" insurance required under the Mortgage Loan documents.

      Loan No. 99 (Rancho Viewridge) - The Mortgage Loan documents provide that the Mortgagor is not obligated to incur a cost for terrorism insurance that is in excess of two (2) times the cost of the "all-risk" insurance required under the Mortgage Loan documents. As of the closing date of the Mortgage Loan and as of the Closing Date, terrorism insurance was not in effect with respect to the Mortgaged Property.

      Loan No. 4 (FPG Portfolio I) - The Mortgage Loan documents provide that in the event terrorism insurance is not generally included within "all-risk" policies provided by insurers acceptable to the holder of the Mortgage Loan, Mortgagor will only be responsible for obtaining terrorism coverage to the extent available at an annual premium cost of one hundred fifty percent (150%) of the cost of the premium for the "all-risk" casualty insurance required under the Mortgage Loan documents (exclusive of terrorism coverage) during the first year of the Mortgage Loan.

                                  EXHIBIT D

                        FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of June 20, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated May 26, 2006, as supplemented by the Prospectus Supplement, dated June 12, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-3, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-1, Class X-2, Class B, Class C and Class D Certificates, the Private Placement Memorandum, dated June 12, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated June 12, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS  WHEREOF,  I have  signed my name this __ day of ______
2006.

                                       By:_____________________________
                                          Name:
                                          Title: